SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  January 22, 2009

MID-WISCONSIN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-18542

06-1169935

(State or Other

(Commission File

(IRS Employer

Jurisdiction of

Number)

Identification

Incorporation)

Number)

132 WEST STATE STREET

MEDFORD, WI 54451

(Address of principal executive offices, including Zip Code)

(715) 748-8300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.03.

Material Modification to Rights of Security Holders.

On January 22, 2009, the shareholders of Mid-Wisconsin Financial Services, Inc. (the “Company”) approved Articles of Amendment to the Articles of Incorporation of the Company (the “Amendment”), which authorized the issuance of up to 50,000 shares of a new class of no par value preferred stock (the “Preferred Stock”).  The Amendment is attached as Exhibit 3.1 and incorporated herein by reference.  The Amendment was signed on behalf of the Company on January 23, 2009, and the Company caused the Amendment to be filed with the Wisconsin Department of Financial Institutions on January 26, 2009.

Prior to the filing of the Amendment, the Company did not have a class of preferred stock.  The authorization of the Preferred Stock allows the Company’s board of directors to create and issue Preferred Stock from time to time in one or more series and to change designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions of the Preferred Stock; including dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences; in each case without any further action or vote by the shareholders.

The authorization of the Preferred Stock will not have an immediate effect on the holders of the Company’s common stock (the “Common Stock”).  However, if the Preferred Stock is issued, any preferential rights of the Preferred Stock must be satisfied before the holders of Common Stock are entitled to receive dividends or to participate pro rata in any distribution of assets available for distribution upon liquidation of the Company.

The Company’s rationale for authorizing the issuance of the Preferred Stock is to become eligible to participate in the TARP Capital Purchase Program (the “Program”) available from the United States Department of the Treasury (the “U.S. Treasury”).  On January 22, 2009, the Company received notification from the U.S. Treasury that it had been preliminarily approved for participation in the Program.  The Company’s management and board of directors will be evaluating whether or not participation in the Program is in the best interest of the Company and its shareholders.

If the Company chooses to participate in the Program, the Company will designate two new series of Preferred Stock that would be sold to the U.S. Treasury.  Under the terms of the Program, the Company would be subject to various restrictions on paying dividends on the Common Stock.  A more detailed discussion of the Company’s potential participation in the Program is included in the Company’s Proxy Statement dated December 19, 2008, for the Special Meeting of Shareholders held on January 22, 2009, which is incorporated by reference.

Item 5.03.

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above in Item 3.03 is incorporated by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit 3.1

Articles of Amendment to Articles of Incorporation of Mid-Wisconsin Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-WISCONSIN FINANCIAL SERVICES, INC.

Date:  January 26, 2009

By:  JAMES F. WARSAW

James F. Warsaw

President and CEO

EXHIBIT INDEX

to

FORM 8-K

of

MID-WISCONSIN FINANCIAL SERVICES, INC.

Dated January 22, 2009

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 3.1

Articles of Amendment to Articles of Incorporation of Mid-Wisconsin Financial Services, Inc.